SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 1998



                               GOLF VENTURES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Utah                          0-21337                 87-0403864
-----------------------------    ---------------------     -------------------
(State or other jurisdiction    (Commission File No.)     (IRS Employer ID #)
     of incorporation)


           255 South Orange Avenue, Suite 1515, Orlando, Florida 32801
--------------------------------------------------------------------------------
              (Address and zip code of principal executive offices)



                                  407-245-7557
--------------------------------------------------------------------------------
                          Registrant's telephone number

Item 2.  Acquisition or Disposition of Assets


On September 3, 1998, Golf Ventures, Inc. (the "Company") purchased a partially developed approximately 970 buildable-acre real estate property located in Arlington, Texas from Metrovest Partners, Ltd (the "seller"), an unrelated third party, for a total purchase price of $47,971,635. The property will be held by the Company's newly formed 100% owned subsidiaries, Arlington Lakes, L.P. as the 99% limited partner and GCA Texas Development, Inc. as the 1% general partner. The property is entitled for 2.4 million square feet of commercial space and a residential development with approximately 920 homesites. The Company plans to develop the property into a residential golf course community and is considering entering into a joint venture arrangement with Credit Suisse First Boston
Mortgage Capital LLC ("CSFB") for the development and operation of the commercial real estate parcel. The contemplated joint venture arrangement will include the Company's contribution of the commercial real estate parcel in exchange for 33% of the ownership interest in the joint venture entity.

The purchase price consisted of cash paid to the seller of $4,165,000, the issuance of convertible notes payable to the seller of $17,804,583, payment of the seller's bank mortgage of $18,944,920 and the assumption of trade accounts payable of $7,057,132. The convertible notes payable consist of a $15,000,000 and a $2,804,583 note payable to the seller. The notes and any related accrued interest are convertible, at any date through maturity, into 10,000,000 and 1,400,000 shares of the Company's common stock, respectively. The conversion rates are either equal to or above the average market value of the Company's common stock for five days prior to the transaction. The $15,000,000 and $2,804,583 convertible notes payable bear interest at 5.42% and 10% per annum, respectively, and principal and accrued interest are due in full on April 30, 1999, unless earlier converted. Upon conversion of the notes, such shares of common stock will not be registered under the securities act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. If the notes are converted into common stock, the underlying common stock carries piggyback registration rights and the Company has agreed to use its best efforts to register such shares under the securities act of 1933, on or before March 31, 1999.

The purchase price was financed through funding from CSFB in the form of a $50,000,000 addition to the Company's previously existing $50,950,000 financing facility, which increased the aggregate outstanding balance of the Company's loan to $100,950,000. The loan proceeds were used to pay the sellers mortgage of $18,944,920, financing costs of $7,487,210(including structuring and advisory fees of $6,825,000 paid to CSFB), $5,713,629 of outstanding trade accounts payable, the cash portion of the purchase price of $4,165,000 and miscellaneous unrelated payments of $174,875. In addition, residential construction, interest, tax and insurance escrow accounts totaling $13,514,366 were established with the loan proceeds. The financing costs of $7,487,210 will be recorded as loan costs to be amortized over the remaining term of the loan.

The Company has agreed to issue 3,812,000 shares of the Company's common stock to CSFB as additional consideration for structuring and advisory fees related to the financing used to fund the purchase. In addition, the Company has also agreed to issue 400,000 shares of the Company's common stock to two real estate brokers involved with the purchase as broker fees related to the loan. The CSFB and the broker shares will be valued at $5,718,000 and $600,000, respectively, based upon the average market value of the Company's common stock for five days prior to the transaction, and recorded as additional loan costs to be amortized over the remaining term of the loan.

The aggregate loan, along with an additional $35,600,000 related to Pelican Strand LTD, has also been amended to increase the annual interest rate from 4.5 percentage points over the London Interbank Offerred Rate ("LIBOR"), as defined in the promissory note, to 5.6 percentage points over the LIBOR. The remaining prior terms of the loan continue, with interest on the borrowing paid monthly and minimum principal repayments of $14,050,000 due on or before July 1, 1999, $36,550,000 on or before July 1, 2000 and the remainder due at maturity on July 1, 2001.

The Company's cash management agreement remains intact as a provision of the original loan agreement whereby the management of the various tax, insurance, interest and operating accounts is specified.

Also on September 3, 1998, the Company entered into a note consolidation and severance agreement with CSFB, whereby the aggregate principal balance of the Company's financing facility of $100,950,000 was severed into a $48,456,000 Class A promissory note, a $26,247,000 Class B promissory note and a $26,247,000 Class C promissory note. A similar note severance agreement was entered into to sever the Pelican Strand LTD promissory note in the amount of $35,600,000 into a $17,088,000 Class A promissory note, a $9,256,000 Class B promissory note and a $9,256,000 Class C promissory note. The individual and aggregate terms of the severed notes are equivalent to those of the former $100,950,000 and $35,600,000 notes as described above.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith or are incorporated by reference to exhibits previously filed with the Securities and Exchange Commission. The Company shall furnish copies of exhibits for a reasonable fee (covering the expense of furnishing copies) upon request.



Exhibit No.                Exhibit Name

10.1 Amendment to loan agreement, dated as of September 3, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pelican Strand, Inc., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership, Arlington Lakes, L.P. and Credit Suisse First Boston Mortgage Capital LLC.

10.2              Amendment to  loan agreement,   dated as of September 3, 1998,
                  between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.

10.3 Note modification agreement, dated as of September 3, 1998, between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.

10.4 $50,000,000 promissory note, dated as of September 3, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club,
                  Ltd., RH Holdings, Inc., Wedgefield Limited Partnership, Arlington Lakes, L.P. and Credit Suisse First Boston Mortgage Capital LLC.

10.5 Note consolidation and severance agreement, dated as of September 3, 1998, between Cutter Sound Development, Ltd.,
                  Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership, Arlington Lakes, L.P. and Credit Suisse First Boston Mortgage Capital LLC.

10.6 $48,456,000 Class A promissory note, dated as of September 3, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership, Arlington Lakes, L.P. and Credit Suisse First Boston Mortgage Capital LLC.

10.7 $26,247,000 Class B promissory note, dated as of September 3, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pelican Strand, Inc., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership, Arlington Lakes, L.P. and Credit Suisse First Boston Mortgage Capital LLC.

10.8 $26,247,000 Class C promissory note, dated as of September 3, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited
                  Partnership  and Credit Suisse First Boston  Mortgage  Capital
                  LLC.

10.9 Note severance agreement, dated as of September 3, 1998, between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.

10.10 $17,088,000 Class A promissory note, dated as of September 3, 1998, between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.

10.11 $9,256,000 Class B promissory note, dated as of September 3, 1998, between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.

10.12 $9,256,000 Class C promissory note, dated as of September 3, 1998, between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.

10.13 Convertible note agreement, dated as of September 3, 1998, between Golf Ventures, Inc. and Jocie L. Salim.

10.14 Contribution agreement, dated as of September 3, 1998, between Golf Ventures, Inc. and Metrovest Partners, Ltd.




                                    GOLF VENTURES, INC.



                                                     /s/ Warren Stanchina
                                                     ---------------------------
                                                     Warren Stanchina, President


Dated:  September 18, 1998

                                       3